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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                  May 31, 2002
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                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



             Ohio                          1-8116                 31-0785108
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 (State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)



4288 West Dublin-Granville Road, Dublin, Ohio                    43017
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(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code          (614) 764-3100
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)





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Item 1.                    Changes in Control of Registrant.
------                     --------------------------------

                           Not applicable.

Item 2.                    Acquisition or Disposition of Assets.
------                     ------------------------------------

                           Not applicable.

Item 3.                    Bankruptcy or Receivership.
------                     --------------------------

                           Not applicable.

Item 4.                    Changes in Registrant's Certifying Accountant.
------                     ---------------------------------------------

                           Not applicable.

Item 5.                    Other Events and Regulation FD Disclosure.
------                     -----------------------------------------

                           The Company announced today that it has signed a definitive agreement to acquire Fresh Enterprises, Inc. ("Baja Fresh"), the owner and operator of the Baja Fresh Mexican Grill restaurant chain. The purchase price will be $275 million in cash for 100% of the stock of Baja Fresh.

                           Baja Fresh, founded in 1990, owns, operates and franchises 169 fast-casual restaurants in 16 states and the District of Columbia.

                           Upon completion of the transaction, which is expected in June, Baja Fresh will become a wholly owned subsidiary of the Company, and maintain its offices in Thousand Oaks, CA. The transaction has been approved by both companies' board of directors, and is contingent upon customary closing conditions, including regulatory approvals.

                           The Company expects to use $50 to $100 million in cash on hand to fund the transaction and issue new debt for the remainder.

                           The press release announcing the transaction is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 6.                    Resignations of Registrant's Directors.
------                     --------------------------------------

                           Not applicable.

Item 7.                    Financial Statements and Exhibits.
------                     ---------------------------------

                           Not applicable.

Item 8.                    Change in Fiscal Year.
------                     ---------------------

                           Not applicable.


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Item 9.                    Regulation FD Disclosure.
------                     ------------------------

                           Not applicable.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     WENDY'S INTERNATIONAL, INC.


                                             By:      /s/ Kerrii B. Anderson
                                                     ---------------------------
                                                      Kerrii B. Anderson
                                                      Executive Vice President &
                                                      Chief Financial Officer

Date:       May 31, 2002
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